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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  NOVEMBER 18, 2005



                          IDS MANAGED FUTURES, II L.P.
              (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    000-17443                06-1207252
   (State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



                                  550 W. JACKSON BLVD.
                                       SUITE 1300
                                   CHICAGO, IL 60661
                        (Address of Principal Executive Offices)

                                     (312) 788-2000
                  (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / /  Written communications pursuant to Rule 425 under the Securities Act.

   / /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

   / / Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Mr. Keith D. Kemp resigned as Chief Financial Officer of Refco Commodity Management Inc., one of the General Partners of the registrant, effective November 18, 2005. Mr. Kemp was replaced by Eric A. Simonsen as Chief Financial Officer of Refco Commodity Management Inc. effective November 21, 2005.

     Mr. Eric A. Simonsen, age 60, is Chief Financial Officer of Refco Commodity Management Inc. Since 2002 Mr. Simonsen has been a Managing Director of Alix Partners LLC, where he was responsible for serving as the Chief Administrative Officer of Refco Inc., the Chief Restructuring Officer of Jarvis plc, Chief Restructuring Officer and Chief Financial Officer of Cable and Wireless US, Inc., Corporate Controller for WorldCom, Inc. and Chief Financial Officer of Genuity, Inc. Mr. Simonsen also served as Senior Vice President of Operations for Metropolitan Life Insurance Company from 2001 to 2002. From 1990 to 2000 Mr. Simonsen served as Chief Financial Officer and Chief of Operations for Allmerica Financial Corp. Mr. Simonsen holds a B.S. in Accounting and an M.B.A in Finance from Lehigh University.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IDS Managed Futures, II L.P.
                                       ---------------------------------------
                                       (Registrant)

                                       BY:  Refco Commodity Management Inc.,
                                            ----------------------------------
                                            One of the General Partners of the
                                            Registrant

Date: November 28, 2005

                                            By:  /s/ Richard C. Butt
                                                 -----------------------------
                                                 Name: Richard C. Butt
                                                 Title: President